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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 333-47173, 333-67109 and 333-33901 on Form S-8 of our report dated
February 12, 1999 appearing in this Annual Report on Form 10-K of VitalCom Inc. for the year ended December 31, 1998.


Deloitte & Touche LLP
Costa Mesa, California
March 26, 1999